UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 21, 2022, the Company announced that it has delivered a notice of full redemption (the “Notice”) to the trustee of the Company’s 5.000% Senior Notes due 2022 (the “2022 Notes”), 4.750% Senior Notes due 2025 (the “4.750% 2025 Notes”) and 4.000% Senior Notes due 2025 (the “4.000% 2025 Notes”, and together with the 2022 Notes and the 4.750% 2025 Notes, the “Notes”). The Notice calls for the redemption of all of the outstanding Notes (the “Redemption”) on April 20, 2022 (the “Redemption Date”). As of March 21, 2022, $52,054,000 aggregate principal amount of the 2022 Notes, $246,981,000 aggregate principal amount of the 4.750% 2025 Notes and $286,674,000 aggregate principal amount of the 4.000% 2025 Notes was outstanding, following the Company’s previously announced cash tender offer for any and all of its outstanding $734,098,000 aggregate principal amount of 2022 Notes, $795,818,000 aggregate principal amount of 4.750% 2025 Notes and $700,000,000 aggregate principal amount of 4.000% 2025 Notes, in each case, made pursuant to an Offer to Purchase dated March 4, 2022 (the “Offer to Purchase”). On March 21, 2022, following the expiration of the Early Tender Time (as defined in the Offer to Purchase), the Company accepted for purchase and settled Notes in an aggregate principal amount of approximately $1.6 million. A copy of the Company’s press release regarding the redemption of the Notes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 are for informational purposes only and do not constitute an offer to purchase the Notes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

(99.1)	Press Release, dated March 21, 2022.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: March 21, 2022